Exhibit 99.3

©2021 Ideanomics / Confidential & Proprietary 1 May 17, 2021 NASDAQ: IDEX Driving the Sustainability Transformation Q1 2021 Earnings

©2021 Ideanomics / Confidential & Proprietary 2 Disclosure and Forward - looking Statements This presentation contains certain statements that may include 'forward looking statements’ within the meaning of federal securities laws. All statements, other than statements of historical facts, included herein are 'forward - looking statements.’ Although the Company believes that the expectations reflected in these forward - looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward - looking statements, which speak only as of the date of this presentation. The Company's actual results could differ materially from those anticipated in these forward - looking statements as a result of a variety of factors, including those discussed in the Company's periodic reports that are filed with and available from the Securities and Exchange Commission. All forward - looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward - looking statements. The financial information and data contained in this presentation is unaudited and does not conform to the Securities and Exchange Commission's Regulation S - X. This presentation includes certain estimated financial information and forecasts that are not derived in accordance with generally accepted accounting principles (GAAP), and which may be deemed to be non - GAAP financial measures within the meaning of Registration G promulgated by the Securities and Exchange Commission. The Recipient acknowledges that US securities laws prohibit any Person who has received from an issuer any material, non - public information from purchasing or selling securities of such issuer or from communicating such information to any other Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities.

©2021 Ideanomics / Confidential & Proprietary 3 We are shaping the future of e - mobility. Ideanomics is a catalyst of disruption. With an ecosystem of synergistic businesses, we bring to market cutting - edge, proven solutions across the 3 key pillars of EV: Vehicles, Charging, and Energy. This gives us a strategic advantage to offer innovative business models in the EV space, like Charging - as - a - Service (CaaS) and Vehicle - as - a - Service ( VaaS ). Driving the Sustainability Transformation Nasdaq: IDEX Ideanomics Mobility Products Vehicles Charging Energy Ideanomics Mobility Services Charging - as - a - Service Vehicle - as - a - Service

©2021 Ideanomics / Confidential & Proprietary 4 Environmental & Social Governance (ESG) Ideanomics believes that innovative technologies and innovation have the power to improve our lives while constructing a cleaner, greener future for generations to come. Cleantech is in our DNA, and our commitment to preserving our planet is core to everything we do. • Innovative • Inclusive • Integrous • Impassioned • Industrious Learn More Ideanomics is also a proud sponsor of One Tree Planted, a non - profit organization dedicated to combatting deforestation.

©2021 Ideanomics / Confidential & Proprietary 5 Our Business Segments A turnkey solution that provides economic and operational confidence for electrification. The global EV market opportunity is expected to grow to $132.73 billion at a CAGR of 39.9% through 2022. 1 Focused on fintech and its disruptive impact across financial services, from financial markets through to mortgages where U.S. home sales are forecasted to grow 21.9% in 2021 (6.9 million homes). 2 (1) https : //www . thebusinessresearchcompany . com/report/commercial - electric - vehicles - global - market - report (2) https : //www . zillow . com/research/zillow - 2021 - housing - predictions - 28516 /

©2021 Ideanomics / Confidential & Proprietary 6 Ideanomics Mobility

©2021 Ideanomics / Confidential & Proprietary 7 US Hybrid Leading innovator in clean transportation technology US Hybrid has pioneered clean transportation technologies for more than 20 years. Its American - made, zero - emission products reliably demonstrate proven powertrain technology and DC - DC converters, which possess high efficiency ratings and fast dynamic response capabilities.

©2021 Ideanomics / Confidential & Proprietary 8 Medici Motor Works Unlocking Medium - and Heavy - Duty EV Medici is working with strategic partners to develop a line of Medium - and Heavy - Duty buses, trucks and off - road vehicles to provide commercial fleet operators more vehicle options in the US and beyond.

©2021 Ideanomics / Confidential & Proprietary 9 WAVE Powering the Largest Wireless Fleet in the U.S. WAVE’s high power wireless charging systems offer a modular solution (125kW to 500kW) across a broad range of commercial applications, including mass transit, ports, warehouse and distribution centers. The largest electric mass transit bus fleet in the US is powered by WAVE.

©2021 Ideanomics / Confidential & Proprietary 10 Mobile Energy Global (MEG) Accelerating Commercial EV Adoption in China MEG competes in China using its Sales - to - Financing - to - Charging model (S2F2C), helping commercial fleet operators find the best vehicle for their needs and delivering solutions with innovative financing and charging solutions.

©2021 Ideanomics / Confidential & Proprietary 11 Treeletrik Shaping the Future of Sustainable Micromobility Malaysian EV maker with a strong focus on electric scooters and motorbikes has been a key leader in promoting electric mobility in the ASEAN region, and other parts of the world.

©2021 Ideanomics / Confidential & Proprietary 12 Solectrac America’s First Manufacturer of Electric Tractors With a range of 100% battery powered tractors, Solectrac is leading the transition to zero emission agriculture and utility operations with best - in - class technology for a safer, cleaner and healthier future.

©2021 Ideanomics / Confidential & Proprietary 13 Energica The World’s Leading Manufacturer of High - Performance Electric Motorcycles Energica has combined zero emission EV technology with the pedigree of high - performance mobility synonymous with Italy’s Motor Valley to create a range of exceptional products for the high - performance motorcycle market.

©2021 Ideanomics / Confidential & Proprietary 14 Silk EV Italian Engineering and Design Services Silk EV has recently partnered with FAW to form a new company (Silk - FAW) and is attracting top industry talent to produce fully electric, luxury vehicles for the Chinese and Global auto markets from the heart of Italy’s Motor Valley.

©2021 Ideanomics / Confidential & Proprietary 15 Energy Services 2 & 3 Wheel Components Commercial EV Core Technologies, Innovation, Integration Tractors Buses (City Buses & Coaches) Trucks & Specialty Vehicles Motorcycles, ATVs, Tuk - tuks Charging, Storage Battery Tech BMS, Cell, Battery Pack Drive Tech Motors, DCDC, Inverters Vehicle Systems VCU and Software Charging High - Powered Inductive Fuel Cell Fuel Cell Engines, Fuel Cells Telematics Vehicle Data Technology Businesses Product Ecosystem and Shared Services Platform

©2021 Ideanomics / Confidential & Proprietary 16 Ideanomics Capital

©2021 Ideanomics / Confidential & Proprietary 17 Timios Real Estate Reimagined As the cornerstone of Ideanomics Capital, Timios ’ seamless experience provides an unparalleled real estate transaction experience that makes managing every step simple and stress - free.

©2021 Ideanomics / Confidential & Proprietary 18 DBOT The Next Generation of Broker - Dealers An Alternative Trading System that brings the best practices of capital markets to the small cap marketplace promoting capital growth, investor confidence, liquidity, and transparency.

©2021 Ideanomics / Confidential & Proprietary 19 TM2 Technology Metals Market TM2 is a London - based digital commodities issuance and trading platform for technology metals, including those used for EV battery production, energy storage systems, and solar cells. It builds a critical connection to secure the future for the Cleantech and EV industry.

©2021 Ideanomics / Confidential & Proprietary 20 Liquefy Using Smart Contracts to Redefine Ownership Liquefy provides a tokenization and investor onboarding SaaS platform for institutional asset owners. Through its platform, illiquid assets can be traded on exchanges, have fractional ownership, and access global investors – all with automated compliance. Liquefy is a pioneer as the first firm to tokenize real estate and a VC fund in Asia.

©2021 Ideanomics / Confidential & Proprietary 21 Strong Quarter • Revenue of $32.7M • Revenue growth over the last five consecutive quarters • Gross profit $10.8M - margin 33.1% Cash of $356 million • Ended quarter with $356 million in cash Tax benefit of $12.6 million • Non - cash tax gain of $12.6 million Q1 2021 Financial Highlights SH4 CM3

©2021 Ideanomics / Confidential & Proprietary 22 Earnings Summary – Last Five Quarters (In USD, Millions)* 0.4 4.7 10.6 11.1 32.7 0.0 0.3 0.7 1.0 10.8 - 5.0 10.0 15.0 20.0 25.0 30.0 35.0 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Revenue & Gross Profit ($ millions) Revenues Gross Profit * The quarterly results displayed in the above table are unaudited

©2021 Ideanomics / Confidential & Proprietary 23 Q1 2021 Earnings Summary n/m = not meaningful as % change is greater than 100% (in USD, 000s) Q1 2020 Q4 2020 Q1 2021 ∆% YoY Revenues 378 11,069 32,709 n/m Gross Profit 44 1,044 10,842 n/m Operating Expenses 9,479 50,220 23,805 n/m Operating Margin n/m n/m (40.0%) n/m EPS – Diluted ($0.08) ($0.18) ($0.00) n/m

©2021 Ideanomics / Confidential & Proprietary 24 3 Months 2021 Consolidated Statement of Cash Flows (In USD, 000s) Three months ended March 31, 2021 March 31, 2020 Net cash used in operating activities 2,571 (3,858) Net cash used in investing activities (86,129) (15) Net cash provided by financing activities 273,659 7,148 Effect of exchange rate changes on cash (9) 6 Net increase/(decrease) in cash and cash equivalents 190,092 3,281 Cash and cash equivalents at beginning of period 165,764 2,633 Cash and cash equivalents at end of period 355,856 5,914 SH3 CM2

©2021 Ideanomics / Confidential & Proprietary 25 May 17, 2021 NASDAQ: IDEX Thank you!